UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – December 31, 2016

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2016

Board of Managers Separate Account B:

Lori B. Finlay (Chair)

H. Grant Law, Jr.

PRINCIPAL OFFICERS OF ALLSTATE ASSURANCE COMPANY

Thomas J. Wilson, Chairman of the Board

Mary Jane Fortin, President

Matthew E. Winter, Chief Executive Officer

Steven E. Shebik, Executive Vice President and acting Chief Investment Officer

Samuel H. Pilch, Senior Group Vice President and Controller

James M. Flewellen, Senior Vice President

D. Scott Harper, Senior Vice President and Assistant Treasurer

Marilyn V. Hirsch, Senior Vice President

Jesse E. Merten, Senior Vice President and Treasurer

Harry R. Miller, Senior Vice President and Chief Risk Officer

P. Kelly Noll, Senior Vice President and Chief Privacy Officer

P. John Rugel, Senior Vice President

Dan E. Trudan, Senior Vice President

Grant S. Andrew, Vice President

Randal DeCoursey, Vice President

Angela K. Fontana, Vice President, General Counsel and Secretary

Mario Imbarrato, Vice President and Chief Financial Officer

Steven M. Miller, Vice President

Stephanie D. Neely, Vice President and Assistant Treasurer

Mary K. Nelson, Vice President

Theresa M. Resnick, Vice President and Appointed Actuary

Tracy M. Kirchhoff, Chief Compliance Officer

Lori A. Cruz, Assistant Secretary

Daniel G. Gordon, Assistant Secretary

Elizabeth J. Lapham, Assistant Secretary

Mary Jo Quinn, Assistant Secretary

Elliot A. Stultz, Assistant Secretary

Lisette S. Willemsen, Assistant Secretary

Frank R. Fiarito, Authorized Representative

Thomas H. Heldsdingen, Authorized Representative

Alma D. Lopez, Authorized Representative

Merlin L. Miller, Illustration Actuary

Cynthia I. Quadros, Authorized Representative

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

A separate account of Allstate Assurance Company (“Company”)

This report and the financial statements attached are submitted solely for the general information of contract owners of Allstate Assurance Company Separate Account B (“Separate Account B” or “Registrant”) and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONRACTS

This annual report of Separate Account B contains the financial statements and portfolio information of Separate Account B for the year ended December 31, 2016. Comparative figures that relate to Separate Account B’s activities during the year are provided below.

The accumulation value for Separate Account B increased 14.64% from $22.82 at year-end 2015 to $26.16 on December 31, 2016. During this same period, the S&P 500 index increased by a total return of 11.96%. Reflecting transfers to the fixed-dollar account, as well as withdrawals and retirements, the number of accumulation units outstanding on December 31, 2016 was 26,755 down from 27,405 at year-end 2015. As a result of withdrawals and changes in the accumulation unit value, total contract owners’ equity on December 31, 2016 was $875,929 compared to $807,912 on December 31, 2015.

The market, as measured by the S&P 500 Index, increased 11.96% in calendar 2016, which marked the eighth consecutive year of positive equity returns. The current bull market is now in its 95th month and has gained 230% versus the average cycle of approximate six years and a 165% gain. Historical data suggest we’re in the latter stages of this positive market cycle. However, the post Great Financial Crisis economic recovery has been moderate (at best) with domestic equities primarily benefiting from record low interest rates and limited alternatives for outsized gains in other asset classes; so if pro-growth initiatives outlined by the Trump administration are indeed cultivated and prove that higher levels of economic and earnings growth are sustainable, there’s reason to believe that the current bull market has further runway.

Despite showing double-digit returns, the equity markets faced a myriad of cross-currents in 2016. In fact, it was a tumultuous year in many respects with crude prices hitting $26/bbl in February; 10-year treasury yields declining to their lowest levels in a decade; the UK surprisingly voting to exit the European Union; and throughout 2016, investors continually grappled with a divisive presidential election that ended with a surprising victory for Donald Trump. These types of headwinds have historically unraveled equity markets for prolonged periods; however, the underlying U.S. economic backdrop remained resilient during 2016, which consistently stabilized equity markets and served as a tailwind for investors. For example, leading indicators, i.e. consumer sentiment and payroll data, were solid throughout the year; unemployment dipped below 5% in May and is now back to pre-recession levels; balance sheets at US financial institutions are the best we’ve seen in decades; and after a slow start, GDP accelerated in the back half of the year – strength that (finally) promoted positive earnings growth and prompted the Fed to hike rates by 25bps in Q4. In summary, a resilient US economy more than offset external headwinds and led to outsized equity returns in 2016.

Looking into 2017, as long as President Trump keeps his Twitter account, market volatility is a certainty. Trump has proven to be unpredictable, often vague and even contradictory at times – all of which will continue to keep investors on edge. Moving past the volatility, most of President Trump’s initiatives, i.e. lower corporate taxes, few regulations and increased infrastructure spending, are bullish for equity investors; and post-election corporate sentiment has noticeably improved, which is generally a pre-cursor for improved spending. Even without Trump-driven catalysts, an improving economic backdrop with sub-5% unemployment should continue to be a tailwind for equity investors, and S&P earnings are expected to show double-digit increases for the first time in many years. In terms of headwinds, certain Trump proposals (e.g., border taxes) could whipsaw markets. And while an uptick in rates (off historically low levels) is not too concerning, a stronger dollar could weigh on economic growth and inflation. Unfortunately though, valuation is no longer on our side with the market’s forward price-to-earnings multiple approximately 15% higher than historical averages.

In summary, and with the aforementioned caveats, we expect high single-digit equity returns in 2017 – an outlook that incorporates a rebound in earnings with relatively static valuation multiples. With our portfolio positioned accordingly and Trump’s pro-growth policies, more economically-sensitive sectors, i.e. Financials, Industrials and Technology, should outperform. We still believe equities offer more attractive returns relative to most other investment alternatives; however, with the current bull market now entering its ninth year coupled with an unpredictable oval office, above-trend volatility should be the norm. Our portfolio remains comfortably positioned with leading companies in their respective sectors, and we anticipate solid relative performance regardless of the market backdrop.

Thank you for your continued support.

/s/ Lori B. Finlay
Lori B. Finlay
President and Chair, Board of Managers
Allstate Assurance Company
Separate Account B

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of Separate Account B including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from Separate Account B. Each Board member, other than Lori B. Finlay, receives an annual retainer of $4,500.00 for serving on the Board. Ms. Finlay received no remuneration from the Company based on her membership on the Board.

PROXY VOTING POLICIES

A description of Separate Account B’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of Separate Account B’s proxy voting policy and procedures on the SEC’s website, www.sec.gov.

Information regarding how Separate Account B voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

On June 15, 2016, Separate Account B held its Annual Meeting of Contract owners to vote on (i) the election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B, (ii) the ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for Separate Account B in accordance with the Rules and Regulations and (iii) the transaction of such other business as may properly come before the meeting. At the meeting, a majority of Contract owners holding outstanding interests in Separate Account B voted (i) to elect Lori B. Finlay, Henry E. Blaine and H. Grant Law, Jr. to the Board, and (ii) to ratify the selection and appointment of Deloitte & Touche LLP as the Independent Auditor for Separate Account B.

The final vote tallies for each item are as follows:

1.	The election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B.

Lori B. Finlay

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Affirmative	$201,352.25	31.559%	89.548%
Withhold	$23,502.40	3.683%	10.452%

TOTAL	$224,854.65	35.242%	100.000%

Henry E. Blaine

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Affirmative	$201,352.25	31.559%	89.548%
Withhold	$23,502.40	3.683%	10.452%

TOTAL	$224,854.65	35.242%	100.000%

H. Grant Law, Jr.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Affirmative	$224,854.65	35.242%	100.000%
Withhold	$0	0.000%	0%

TOTAL	$224,854.65	35.242%	100.000%

2.	Ratification of the selection and appointment of Deloitte & Touche LLP as the independent auditors for Separate Account B in accordance with the Rules and Regulations.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Affirmative	$224,854.65	35.242%	100.000%
Withhold	$0.00	0.000%	0.000%
Abstain	$0.00	0.000%	0.000%

TOTAL	$224,854.65	35.242%	100.000%

QUARTERLY FILING REQUIREMENTS

In November 2004, Separate Account B began filing its complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s website, www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about members of the Board of Separate Account B, and is available, without charge, upon request, toll-free at (800) 718-8824 for contract owners who call to request the SAI.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with the Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
Henry E. Blaine (86)* 59 Founders Path Rising Fawn, GA 30738	Member, Board of Managers	2015-2016 38 years of service	Retired – Partner, B&B Enterprises	1	None

H. Grant Law, Jr. (69) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2015-2016 24 years of service	Retired - President, Newton Chevrolet, Inc. & Newton Oldsmobile – GMC Trucks Mitsubishi, Inc.	1	None

*	Mr. Blaine passed away on October 30, 2016.

The member of the Board listed below is an “interested person” of Separate Account B within the meaning of section 2(a)(19) of the 1940 Act.

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
Lori B. Finlay (39) 522 Sterling Avenue Chattanooga, TN 37405	President and Chair, Board of Managers	2015-2016 2 years of service	Vice President, Managing Director- Municipals, Unum Group, Chattanooga, Tennessee	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act owns beneficially or of record securities of the Company or any of its affiliates. Both members of the Board of Managers who are not “interested persons” have served in that capacity for more than a decade. The Board of Managers are annually elected by Contract owners. The Board of Managers does not have a lead independent director and does not believe one is necessary given that a majority of the Board of Managers are not interested persons. The Board’s current structure is appropriate in view of the experience of its members, the longstanding working relationship of its independent members, and the nature of the Separate Account’s operations. In overseeing the Separate Account’s operations, the Board receives regular reports on various aspects of the Separate Account’s operations, such as performance, securities holdings and compliance.

F I N A N C I A L  S T A T E M E N T S

Allstate Assurance Company Separate Account B

As of December 31, 2016 and

For the Years Ended December 31, 2016 and 2015,

and Report of Independent Registered Public Accounting Firm

Allstate Assurance Company Separate Account B

Audited Financial Statements

December 31, 2016

Deloitte & Touche LLP 111 S. Wacker Drive Chicago, IL 60606 USA Tel: +1 312-486-1000 Fax: +1 312-486-1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Contract Owners

Allstate Assurance Company Separate Account B,

And Board of Directors of Allstate Assurance Company

We have audited the accompanying statement of assets and liabilities of Allstate Assurance Company, Separate Account B (the “Separate Account”), including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in variable annuity contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allstate Assurance Company Separate Account B as of December 31, 2016, the results of its operations for the year then ended, the changes in its variable annuity contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte

March 1, 2017

STATEMENT OF ASSETS AND LIABILITIES

Allstate Assurance Company Separate Account B

December 31, 2016
ASSETS

Common stocks - at fair value (Cost: $553,274)	$860,482
Cash	22,044
Accrued dividends	990

TOTAL ASSETS	$883,516

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Amounts payable for terminations and variable annuity benefits	$7,079
Other amounts due Allstate Assurance Company	508

TOTAL LIABILITIES	7,587

Contract owners’ equity:
Deferred annuity contracts terminable by owners - (accumulation units outstanding: 26,755.429 at $26.15743 per unit)	699,853
Annuity contracts in pay-out period - (annuitization units outstanding: 6,731.375 at $26.15743 per unit)	176,076

TOTAL CONTRACT OWNERS’ EQUITY	875,929

TOTAL LIABILITIES AND CONTRACT OWNERS’ EQUITY	$883,516

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Allstate Assurance Company Separate Account B

Year Ended
December 31, 2016
INVESTMENT INCOME
Income:
Dividends	$21,272

Expenses - Note D:
Mortality and expense assurances	5,709

NET INVESTMENT INCOME	15,563

REALIZED AND UNREALIZED GAIN ON INVESTMENTS - NOTE A
Net realized gain from investment transactions:
Proceeds from sales	122,818
Cost of investments sold	67,867

Net realized gain on investments	54,951

Net unrealized appreciation of investments:
At end of year	307,208
At beginning of year	263,624

Increase in net unrealized appreciation of investments	43,584

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	98,535

NET INCREASE IN CONTRACT OWNERS’ EQUITY FROM OPERATIONS	$114,098

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

Allstate Assurance Company Separate Account B

	Year Ended December 31
	2016	2015
BALANCE AT BEGINNING OF YEAR	$807,912	$1,118,030

FROM OPERATIONS:

Net investment income	15,563	17,015
Net realized gain on investments	54,951	119,058
Increase (decrease) in net unrealized appreciation of investments	43,584	(159,203)

Net increase (decrease) in contract owners’ equity from operations	114,098	(23,130)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:

Terminations and death benefits (Units terminated):	(15,922)	(253,419)
2016: 649.350;
2015: 10,724.747
Variable annuity benefits paid (Number of units):	(30,159)	(33,569)

2016: 1,271.558;
2015: 1,461.650
Decrease in contract owners’ equity from variable annuity contract transactions	(46,081)	(286,988)

NET INCREASE (DECREASE) IN CONTRACT OWNERS’ EQUITY	68,017	(310,118)

BALANCE AT END OF YEAR	$875,929	$807,912

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

Allstate Assurance Company Separate Account B

December 31, 2016

	Number of	Fair	% of Net
	Shares	Value	Assets
COMMON STOCKS

CAPITAL GOODS

Allegion PLC	116	$7,424
Caterpillar, Inc.	200	18,548
Emerson Electric Company	500	27,875
General Electric Company	1,050	33,180
Ingersoll-Rand PLC	350	26,264

		113,291	12.9%

CONSUMER GOODS

PepsiCo, Inc.	300	31,389
Procter & Gamble Company	400	33,632

		65,021	7.4%

CONSUMER SERVICES

Target Corporation	550	39,727
The Walt Disney Company	250	26,055
Wal-Mart Stores, Inc.	300	20,736

		86,518	9.9%

COURIER SERVICES

Fedex Corporation	100	18,620	2.1%

ENERGY

Chevron Corporation	445	52,376
Dominion Resources, Inc.	400	30,636
Exxon Mobil Corporation	490	44,227

		127,239	14.5%

FINANCIAL

American Express Company	400	29,632
Bank of America Corporation	1,500	33,150
Citigroup, Inc.	500	29,715
JPMorgan Chase & Company	550	47,460
Wells Fargo & Company	700	38,577

		178,534	20.4%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2016

	Number of	Fair	% of Net
	Shares	Value	Assets
COMMON STOCKS - Continued

HEALTH CARE

Express Scripts Holding Company *	350	$24,076
Johnson & Johnson	250	28,803
Stryker Corporation	300	35,943

		88,822	10.2%

TECHNOLOGY

Apple, Inc.	300	34,746
Cisco Systems, Inc.	600	18,132
Dell Technologies, Inc. *	139	7,641
Jabil Circuit, Inc.	1,400	33,138
Microsoft Corporation	500	31,070
Oracle Corporation	600	23,070
TE Connectivity Ltd.	500	34,640

		182,437	20.8%

TOTAL COMMON STOCKS (Cost: $553,274)		860,482	98.2%

TOTAL INVESTMENTS (Cost: $553,274)		860,482	98.2%

CASH AND ACCRUED DIVIDENDS LESS LIABILITIES		15,447	1.8%

TOTAL CONTRACT OWNERS’ EQUITY		$875,929	100.0%

*	Non-income producing security

All investments held as of December 31, 2016, were in domestic companies based in the United States, except for Allegion PLC and Ingersoll-Rand PLC, which are based in Ireland, and TE Connectivity Ltd., which is based in Switzerland.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Allstate Assurance Company Separate Account B

December 31, 2016

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each year excluding sales loads:

		Year Ended December 31
	2016	2015	2014	2013	2012
Investment income	$0.62	$0.58	$0.51	$0.45	$0.44
Expenses	0.17	0.16	0.23	0.23	0.19

Net investment income	0.45	0.42	0.28	0.22	0.25
Net realized and unrealized gain (loss) on investments	2.89	(1.09)	2.40	4.26	1.34

Net increase (decrease) in contract owners’ equity	3.34	(0.67)	2.68	4.48	1.59
Net contract owners’ equity:
Beginning of year	22.82	23.49	20.81	16.33	14.74

End of year	$26.16	$22.82	$23.49	$20.81	$16.33

Total Return	14.6%	(2.85%)	12.88%	27.43%	10.79%

Ratio of expenses to average contract owners’ equity	0.70%*	0.70%*	1.04%*	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	1.90%	1.80%	1.30%	1.16%	1.59%
Portfolio turnover	12%	0%	4%	18%	15%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of year	26,756	27,405	38,130	40,010	42,934
Annuity contracts in pay-out period-annuitization units outstanding at end of year	6,731	8,003	9,465	10,928	12,639

*	Amounts include fees permanently waived by the investment advisor (see Note D).

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

December 31, 2016

NOTE A – INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Allstate Assurance Company has taken steps to deregister Separate Account B as an investment company under the Investment Company Act of 1940. The separate account is required to have less than 100 contract owners in order to qualify for deregistration. This requirement has been met by Separate Account B as of December 31, 2009. On February 22, 2017, the Securities and Exchange Commission issued an order to Allstate Assurance Company and Separate Account B exempting Separate Account B from all provisions of the Investment Company Act of 1940, subject to certain conditions.

Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998, as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company (“Allstate Life”), a wholly-owned subsidiary of Allstate Insurance Company (“Allstate”), a wholly-owned subsidiary of Allstate Insurance Holdings (“Allstate Holdings”), a wholly-owned subsidiary of The Allstate Corporation (the “Corporation”). This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at fair value using published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Security transactions are recorded on a trade date basis. Realized and unrealized gains and losses on investments are credited or charged to contract owners’ equity through the statement of operations. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $309,302 and gross unrealized losses of $2,094 at December 31, 2016. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the year ended December 31, 2016, is shown below.

Year Ended December 31, 2016
Cost of investments purchased	$93,552

Proceeds from investments sold	$122,818

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuity Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Unum Group.

NOTES TO FINANCIAL STATEMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2016

NOTE B - FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 (“ASC 820”), Fair Value Measurements, defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that Separate Account B can access.

•	Level 2 – Assets and liabilities whose values are based on the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 – Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect Separate Account B’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

As of December 31, 2016, all investments held by Separate Account B were valued using Level 1 inputs as defined by ASC 820. See the Schedule of Investments for the listing of investments segregated by type and industry composition.

NOTE C - FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Assurance Company. Allstate Assurance Company is taxed as a life insurance company under the Code and joins with the Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No state or federal income taxes are allocable to Separate Account B.

Separate Account B had no liability for unrecognized tax benefits at December 31, 2016, and there was no activity related to unrecognized tax benefits during the period. Separate Account B believes that it is reasonably possible that the liability balance will not significantly change within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE D - EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for mortality and expense assurances, which on an annual basis is .70% of the average daily net assets of Separate Account B. Effective September 12, 2014, Allstate Assurance Company voluntarily discontinued charging Separate Account B for investment advisory services. On an annual basis, these fees were historically .50% of the average daily net assets of Separate Account B.

Item 2.	Code of Ethics.

(a)	Separate Account B has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of Separate Account B’s Code of Ethics is filed herewith as Exhibit 12(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics described in 2(a) above.

(c)	During the period covered by this report, no implicit or explicit waivers of the provisions of the Code of Ethics described in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert.

Separate Account B has assets slightly over $1 million as of December 31, 2016. It has an audit committee, but does not have an audit committee financial expert. The Audit Committee of Separate Account B consists of one independent director who represents half of the Board. The Committee receives quarterly reports on the transactions in Separate Account B.

Item 4.	Principal Accountant Fees and Services.

All fees relating to audit services performed for Separate Account B are paid by Unum Group.

Audit Fees – The aggregate fees paid to Deloitte & Touche LLP for the audit of the financial statements of Separate Account B for 2016 and 2015 were $20,000.00 and $20,000.00, respectively.

Audit-Related Fees –The aggregate fees for audit-related services rendered by Deloitte & Touche LLP to Separate Account B in 2016 and 2015 were $0.00 and $0.00, respectively.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to Separate Account B for fiscal years ended December 31, 2016 and December 31, 2015, were $0.00 and $0.00, respectively.

All Other Fees – The aggregate fees rendered by Deloitte & Touche LLP to Separate Account B for such services to Separate Account B in 2016 and 2015 were $0.00 and $0.00, respectively.

Item 5.	Audit Committee of Listed Registrants.

The only member of the Audit Committee is H. Grant Law, Jr. Henry E. Blaine was a member of the Audit Committee until his passing on October 30, 2016. Each member of the Audit Committee is “independent” as determined under Rule 10A-3 of the Securities Exchange Act of 1934.

Item 6.	Investments.

Separate Account B’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Separate Account B’s Board.

Item 11.	Controls and Procedures.

(a)	Within the 90-day period prior to the filing of this report, the Registrant’s management, including the Registrant’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Registrant’s Chief Executive Officer and Chief Financial Officer, concluded that the Registrant’s disclosure controls and procedures were effective as of the date of this evaluation.

(b)	No change in the Registrant’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting, occurred during the Registrant’s most recent fiscal year.

Item 12.	Exhibits.

The following exhibits are attached to this Form N-CSR:

(1)	Code of Ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, attached hereto as Exhibit 12(a)(1).

(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 12(a)(2).

(3)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 12(a)(3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company Separate Account B

By (Signature and Title):	/s/ Lori B. Finlay
Lori B. Finlay, President and Chair, Board of Managers

Date: March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Lori B. Finlay
Lori B. Finlay, President and Chair, Board of Managers

Date: March 1, 2017

By (Signature and Title):	/s/ Walter L. Rice
Walter L. Rice, Chief Financial Officer

Date: March 1, 2017